As filed with the Securities and Exchange Commission on September 8, 2005

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-07959
Advisors Series Trust
(Exact name of registrant as specified in charter)
615 East Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)
Eric M. Banhazl
Advisors Series Trust
2020 East Financial Way, Suite 100
Glendora, CA 91741
(Name and address of agent for service)
(414) 765-5340
Registrant’s telephone number, including area code
Date of fiscal year end: June 30, 2005
Date of reporting period: June 30, 2005

Item 1. Report to Stockholders
McCarthy Multi-Cap Stock Fund
(MGAMX)
Annual Report
June 30, 2005

McCarthy Multi-Cap Stock Fund,
a series of Advisors Series Trust
(MGAMX)
Annual Letter to Shareholders
June 30, 2005
Dear Fellow Shareholder:
The McCarthy Multi-Cap Stock Fund’s (the “Fund,” ticker: MGAMX) performance for various periods ended June 30, 2005, and the performance for the Standard & Poor’s 500 Index (the “Index”), with dividends reinvested, are shown below:

	McCarthy
	Multi-Cap	Standard & Poor’s	MGAMX
Time Period	Stock Fund	500 Index	Versus Index
Six months	0.61%	-0.81%	+1.42%
One year	8.73%	6.32%	+2.42%
Three years annualized	12.12%	8.25%	+3.87%
Annualized since 8/6/01 inception date	3.65%	1.52%	+2.14%
Cumulative since 8/6/01 inception date	15.03%	6.06%	+8.99%
Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.mgamx.com.
“Obvious prospects for physical growth in a business do not
translate into obvious profits for investors” Benjamin Graham

Top Five Industries	%
Commercial Services & Supplies	14.9%
Health Care Providers & Services	14.5%
Software	10.1%
Media	8.2%
Insurance	7.4%

Total in Top Five Industries	55.1%

We recently enjoyed reading Professor Jeremy Siegel’s latest book, The Future For Investors; Why The Tried And The True Triumph Over The Bold And The New. The Benjamin Graham quote was used by Professor Siegel in a chapter titled “Growth Is Not Return”. At the risk of taking Professor Siegel’s work out of context, we applaud the discussion of what Professor Siegel calls the “growth trap”. Using history as our guide, many investors will pay too much for “obvious growth” resulting in poor investment performance. Professor Siegel discusses the “growth trap” with respect to investing in individual stocks, economic sectors as well as countries. It is the latter that got our attention.
Professor Siegel describes how China, India and other developing economies may provide us with a solution to various economic problems caused by our aging U.S. population. According to Siegel, the developing economies, with their younger populations, may produce the goods we need and may buy the financial assets that our older population will wish to sell. Investing directly in companies domiciled in the developing countries may, however, represent a “growth trap” as described by Siegel. We want exposure to the growing global markets – and we have achieved it!

You may be surprised to learn that over 19% of revenues for the combined companies in your portfolio come from outside the United States. For example, a staggering 83% of revenues for Applied Materials (AMAT), the leading semiconductor equipment company, come from outside the U.S. Applied Materials sells the lion’s share of its products in Taiwan, Japan and Korea. Global brand name recognition is evident in the 70% of revenues that Coca Cola (KO) generates outside the U.S. Likewise, PepsiCo (PEP) generates 37% of its revenues outside the U.S.; foreign sales are the key growth driver for the Company. Most of the small capitalization company holdings in MGAMX have little non-U.S. revenue, thus the larger capitalization companies in your portfolio will average considerably more than 19% in non-US. revenues. Bottom line; we are comfortable with exposure to both mature and growing foreign economies through our U.S.-domiciled portfolio holdings.

Ten Largest Holdings	%
Liberty Media Corp Cl A	4.2%
Comcast Corporation Class A	4.0%
Berkshire Hathaway Inc Cl B	3.9%
Omnicare Inc	3.6%
Novell Inc	3.2%
Fifth Third Bancorp	3.1%
IAC/InterActiveCorp	3.0%
Waste Management, Inc	2.8%
Applied Materials Inc	2.8%
Fisher Scientific Intl	2.7%

Total in Ten Largest Holdings	33.3%

Five stocks that had a significant positive impact on performance for the past six months:
•	Omnicare, Inc. (OCR)

•	Devon Energy Corporation (DVN)

•	Odyssey Healthcare, Inc. (ODSY)

•	AmerisourceBergen Corp. (ABC)

•	Intuit, Inc. (INTU):
Stocks that had a significant negative impact on performance for the past six months:
•	Comcast Corporation Class A (CMCSA)

•	Liberty Media Corp Class A (L)

•	3Com Corporation (COMS)

•	First Data Corporation (FDC)

•	Berkshire Hathaway, Inc. Class B (BRK/B)
Thank you again for being our partners in the McCarthy Multi-Cap Stock Fund! The officers, employees, and affiliates of your Fund’s advisor own a substantial investment in the Fund. We believe our investment in the Fund properly aligns our interests with yours, now and in the future.
Sincerely,
McCarthy Group Advisors, LLC

Richard L. Jarvis	Art N. Burtscher
Chief Investment Officer	Chairman
Please refer to the following page for important disclosure information.

Opinions expressed are those of Richard L. Jarvis and Art N. Burtscher and are subject to change, are not guaranteed and should not be considered investment advice.
The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. Indexes are not available for direct investment and do not incur expenses. Sector allocations and portfolio holdings are subject to change and should not be considered recommendations to buy or sell any security. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.
The Fund invests in small- and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility.
The information contained in this report is authorized for use when preceded or accompanied by a prospectus for the McCarthy Multi-Cap Stock Fund, which includes more important information on the investment objectives, risks, charges and expenses related to an ongoing investment in the Fund. Please read the prospectus carefully before you invest or send money.
The Fund is distributed by Quasar Distributors, LLC. 08/05

Comparison of the change in value of a $10,000 investment in the
McCarthy Multi-Cap Stock Fund versus the S&P 500 Composite Index

		Annualized Return	Cumulative Return
Average Annual Total Return	One Year Return	Since Inception 8/6/01	Since Inception 8/6/01
McCarthy Multi-Cap Stock Fund	8.73%	3.65%	15.03%
S&P 500 Composite Index	6.32%	1.52%	6.06%
Performance data quoted represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.mgamx.com.
The returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares. Indices do not incur expenses and are not available for investment. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption of Fund shares. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.
The S&P 500 Composite Stock Price Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.
Average annual total return represents the average change in account value over the periods indicated.

ALLOCATION OF PORTFOLIO ASSETS
at June 30, 2005 (Unaudited)

SCHEDULE OF INVESTMENTS
at June 30, 2005

Shares	COMMON STOCKS — 99.26%	Market Value

	Beverages — 3.98%
16,373	The Coca-Cola Co.	$683,573
13,196	PepsiCo., Inc.	711,660

		1,395,233

	Capital Markets — 1.55%
18,120	Federated Investors, Inc.	543,781

	Chemicals — 1.56%
7,679	The Scotts Miracle-Gro Co. — Class A*	546,822

	Commercial Banks — 3.05%
25,945	Fifth Third Bancorp	1,069,193

	Commercial Services & Supplies — 14.87%
21,075	Cendant Corp.	471,448
24,610	Corinthian Colleges, Inc.*	314,270
23,736	FirstService Corp.*#	474,008
9,600	ITT Educational Services, Inc.*	512,832
38,780	Jackson Hewitt Tax Service, Inc.	916,759
14,604	NCO Group, Inc.*	315,885
22,734	Republic Services, Inc.	818,651
11,100	Waste Connections, Inc.*	413,919
34,400	Waste Management, Inc.	974,896

		5,212,668

	Communications Equipment — 1.27%
121,901	3Com Corp.*	443,720

	Consumer Finance — 1.21%
22,141	MoneyGram International, Inc.	423,336

	Diversified Telecommunication Services — 1.10%
6,200	Alltel Corp.	386,136

	Electronic Equipment & Instruments — 1.01%
11,600	Benchmark Electronics, Inc.*	352,872

	Food Products — 0.99%
12,900	Fresh Del Monte Produce, Inc.#	347,268

	Health Care Equipment & Supplies — 3.67%
10,495	Conmed Corp.*	322,931
14,840	Fisher Scientific International, Inc.*	963,116

		1,286,047

See notes to financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2005

Shares	COMMON STOCKS — 99.26% (Continued)	Market Value

	Health Care Providers & Services — 14.53%
12,192	AmerisourceBergen Corp.	$843,077
11,000	Apria Healthcare Group, Inc.*	381,040
18,486	Caremark Rx, Inc.*	822,997
14,183	Laboratory Corporation Of America Holdings*	707,732
52,778	Odyssey Healthcare, Inc.*	761,059
29,662	Omnicare, Inc.	1,258,558
48,424	Stewart Enterprises, Inc. — Class A	316,693

		5,091,156

	Household Durables — 0.99%
4,200	Mohawk Industries, Inc.*	346,500

	Industrial Conglomerates — 0.86%
10,300	Tyco International Ltd.#	300,760

	Insurance — 7.43%
8,400	Allmerica Financial Corp.*	311,556
12,730	American International Group, Inc.	739,613
494	Berkshire Hathaway, Inc. — Class B*	1,375,049
9,415	Horace Mann Educators Corp.	177,190

		2,603,408

	Internet & Catalog Retail — 2.99%
43,615	IAC/InterActiveCorp*	1,048,940

	IT Services — 2.81%
21,199	Convergys Corp.*	301,450
13,698	First Data Corp.	549,838
9,067	Intrado, Inc.*	135,642

		986,930

	Machinery — 1.06%
13,366	Kaydon Corp.	372,243

	Media — 8.22%
46,100	Comcast Corp. — Class A*	1,415,270
143,740	Liberty Media Corp. — Class A*	1,464,711

		2,879,981

	Oil & Gas — 2.23%
7,306	Devon Energy Corp.	370,268
10,294	Newfield Exploration Co.*	410,628

		780,896

See notes to financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2005

Shares	COMMON STOCKS — 99.26% (Continued)	Market Value

	Pharmaceuticals — 7.40%
10,446	Johnson & Johnson	$678,990
21,599	Merck & Co., Inc.	665,249
33,825	Pfizer, Inc.	932,893
16,580	Schering-Plough Corp.	316,015

		2,593,147

	Semiconductor & Semiconductor Equipment — 4.43%
60,167	Applied Materials, Inc.	973,502
19,972	Cabot Microelectronics Corp.*	578,988

		1,552,490

	Software — 10.14%
25,030	Fair Isaac Corp.	913,595
19,421	Jack Henry & Associates, Inc.	355,598
15,965	Intuit, Inc.*	720,181
21,004	Manhattan Associates, Inc.*	403,487
4,281	NetIQ Corp.*	48,590
179,452	Novell, Inc.*	1,112,602

		3,554,053

	Thrifts & Mortgage Finance — 1.91%
16,439	Washington Mutual, Inc.	668,903

	TOTAL COMMON STOCKS
	(Cost $29,834,013)	34,786,483

	SHORT-TERM INVESTMENTS — 0.89%

312,847	Federated Cash Trust Treasury Money Market Fund (Cost $312,847)	312,847

	TOTAL INVESTMENTS IN SECURITIES
	(Cost $30,146,860) — 100.15%	35,099,330
	Other Liabilities in Excess of Assets — (0.15)%	(53,514)

	NET ASSETS — 100.00%	$35,045,816

*	Non-income producing security.

#	U.S. security of a foreign issuer.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
at June 30, 2005

ASSETS
Investments, at market value (cost $30,146,860)	$35,099,330
Cash	2,083
Receivables:
Securities sold	1,000,434
Dividends and interest	34,822
Prepaid expenses	11,498

Total Assets	36,148,167

LIABILITIES
Payables:
Securities purchased	1,051,518
Fund shares redeemed	3,413
Advisory fees	20,196
Professional fees	13,420
Administration fees	4,338
Fund accounting fees	4,224
Custodian fees	1,850
Chief Compliance Officer fee	1,250
Transfer agent fees	849
Accrued expenses	1,293

Total Liabilities	1,102,351

NET ASSETS	$35,045,816

Net asset value, offering and redemption price per share [$35,045,816 / 3,058,093 shares outstanding; unlimited number of shares (par value $0.01) authorized]	$11.46

COMPONENTS OF NET ASSETS
Paid-in capital	$28,122,948
Accumulated net realized gain on investments	1,970,398
Net unrealized appreciation on investments	4,952,470

Net Assets	$35,045,816

See notes to financial statements.

STATEMENT OF OPERATIONS
For the Year Ended June 30, 2005

INVESTMENT INCOME
Dividend	$293,233
Interest	23,003

Total income	316,236

EXPENSES
Advisory fees (Note 3)	319,125
Administration fees (Note 3)	50,388
Professional fees	26,962
Fund accounting fees	26,717
Transfer agent fees	24,964
Custody fees	14,628
Trustee fees	7,931
Chief Compliance Officer fee (Note 3)	5,625
Shareholder reporting	5,603
Miscellaneous fees	4,759
Registration fees	3,997
Insurance	3,617

Total expenses	494,316
Less: advisory fee waiver (Note 3)	(74,413)

Net expenses	419,903

NET INVESTMENT LOSS	(103,667)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND OPTIONS
Net realized gain on investments	3,635,211
Net decrease in unrealized appreciation on investments	(701,480)
Net decrease in unrealized depreciation on options	94,805

Net realized and unrealized gain on investments and options	3,028,536

Net Increase in Net Assets Resulting from Operations	$2,924,869

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2005	June 30, 2004
OPERATIONS
Net investment loss	$(103,667)	$(174,450)
Net realized gain on investments and options	3,635,211	1,128,593
Net change in unrealized appreciation / (depreciation) on investments and options	(606,675)	4,371,563

Net increase in net assets resulting from operations	2,924,869	5,325,706

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net increase / (decrease) in net assets derived from net change in outstanding shares (a)	965,052	(220,766)

Total increase in net assets	3,889,921	5,104,940

NET ASSETS
Beginning of year	31,155,895	26,050,955

End of year	$35,045,816	$31,155,895

Includes undistributed net investment income of:	$—	$—

(a) A summary of shares transactions is as follows:

	Year Ended		Year Ended
	June 30, 2005		June 30, 2004
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	634,187	$6,741,061	248,728	$2,454,171
Shares redeemed	(531,086)	(5,776,009)	(263,298)	(2,674,937)

Net increase / (decrease)	103,101	$965,052	(14,570)	$(220,766)

See notes to financial statements.

FINANCIAL HIGHLIGHTS
For a fund share outstanding throughout the period

	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2005	June 30, 2004	June 30, 2003	June 30, 2002*
Net asset value, beginning of period	$10.54	$8.77	$8.13	$10.00

Income from investment operations:
Net investment income / (loss)	(0.03)	(0.06)	(0.03)	0.02
Net realized and unrealized gain / (loss) on investments and options	0.95	1.83	0.67	(1.85)

Total from investment operations	0.92	1.77	0.64	(1.83)

Less distributions to shareholders:
From net investment income	—	—	—	(0.03)
From net realized gains	—	—	—	(0.01)

Total distributions	—	—	—	(0.04)

Net asset value, end of period	$11.46	$10.54	$8.77	$8.13

Total return	8.73%	20.18%	7.87%	(18.40)%[1]

Supplemental data and ratios:
Net assets, end of period (in millions)	$35.0	$31.2	$26.1	$26.3
Ratio of net expenses to average net assets:
Before expense reimbursement	1.47%	1.51%	1.58%	1.85%[2]
After expense reimbursement	1.25%	1.25%	1.25%	1.25%[2]
Ratio of net investment income / (loss) to average net assets:
Before expense reimbursement	(0.53%)	(0.84%)	(0.70%)	(0.41)%[2]
After expense reimbursement	(0.31%)	(0.58%)	(0.37%)	0.19%[2]
Portfolio turnover rate	61%	51%	58%	46%[1]

*	Commenced operations on August 6, 2001.

1	Not annualized.

2	Annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 2005
NOTE 1 — ORGANIZATION
     The McCarthy Multi-Cap Stock Fund (the “Fund”), formerly known as the McCarthy Fund, is a series of shares of beneficial interest of Advisor Series Trust (the “Trust”) which is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company. The Fund commenced operations on August 6, 2001. The investment objective of the Fund is to seek long-term growth of capital. The Fund pursues this objective by investing primarily in equity securities.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.
A.	Securities Valuation. Securities traded on a national exchange or Nasdaq are valued at the last reported sale price at the close of regular trading on the last business day of the period. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which quotations are not readily available, or if the closing price doesn’t represent fair value, are valued at their respective fair values as determined in good faith by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume, and news events. Short-term investments are stated at cost which, when combined with accrued interest, approximates market value.

U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at their current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board of Trustees determines during such 60 day period that amortized cost does not represent fair value.

B.	Federal Income Taxes. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Securities Transactions, Dividend Income and Distributions. Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of first in, first out. Dividend income

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2005
and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their federal tax treatment.

D.	Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. A Fund’s shares will not be priced on the days on which the NYSE is closed for trading.

E.	Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.	Options Transactions. The Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (called) and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2005
connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities.

G.	Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2005, the Fund decreased accumulated net realized gain on investments by $15,793 and decreased undistributed net investment loss by $103,667 and decreased paid-in capital by $87,874 due to certain permanent book and tax differences.
NOTE 3 — COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS
     McCarthy Group Advisors, LLC (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement the Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor receives a monthly fee at the annual rate of 0.95% of the Fund’s average daily net assets. For the year ended June 30, 2005, the Fund incurred $319,125 in advisory fees.
     The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to limit the Fund’s total operating expenses by reducing all or a portion of its fees and reimbursing the Fund’s total operating expenses, for a one year period, so that its ratio of expenses to average net assets will not exceed 1.25%. Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor in subsequent fiscal years, provided the aggregate amount of the Fund’s current operation for such fiscal year does not exceed the applicable limitation of the Fund’s expenses. Under the expense limitation agreement, the Advisor may recoup reimbursements made in the Fund’s first fiscal year in any of the five succeeding fiscal years, reimbursements made in the Fund’s second fiscal year in any of the four succeeding fiscal years, and reimbursements in any subsequent fiscal year over the following three fiscal years. For the year ended June 30, 2005, the Advisor absorbed expenses of $74,413. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Cumulative expenses subject to recapture amount to $343,336 at June 30, 2005. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. Cumulative expenses subject to recapture expire as follows:

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2005

Year	Amount
2006	$192,886
2007	76,037
2008	74,413

$343,336

     U.S. Bancorp Fund Services, LLC, (the “Administrator”) acts as administrator for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals. For its services, the Administrator receives a monthly fee at the following annual rates:

Under $24 million	$36,000
$24 to $100 million	0.15% of average daily net assets
$100 to $150 million	0.10% of average daily net assets
Over $150 million	0.05% of average daily net assets
     For the year ended June 30, 2005, the Fund incurred $50,388 in administration fees.
     U.S. Bancorp Fund Services, LLC (“USBFS”) provides fund accounting services for the Fund. Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.
     U.S. Bank, N.A., an affiliate of USBFS, serves as custodian to the Fund.
     Certain officers of the Trust are also officers of the Administrator.
     For the year ended June 30, 2005, the Fund was allocated $5,625 of the Chief Compliance Officer fee.
NOTE 4 — OPTION CONTRACTS WRITTEN
     The number of option contracts written and the premiums received by the Fund during the year ended June 30, 2005, were as follows:

	Number	Premiums
	of Contracts	Received
Options outstanding, beginning of year	400	$95,195
Options closed	(400)	(95,195)

Options outstanding, end of year	0	$0

NOTE 5 — PURCHASES AND SALES OF SECURITIES
     For the year ended, June 30, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term securities, were $21,336,173 and $19,471,561, respectively.

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2005
NOTE 6 — INCOME TAXES
     Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of distributions received from Real Estate Investment Trusts and of wash sale losses deferred.
     As of June 30, 2005, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$30,151,211

Gross tax unrealized appreciation	$5,531,839
Gross tax unrealized depreciation	(583,720)

Net tax unrealized appreciation	$4,948,119

Cumulative tax cost adjustments	$—

Undistributed ordinary income	$—
Undistributed long-term capital gain	1,974,749

Total distributable earnings	$1,974,749

Other accumulated gains/losses	$—

Total accumulated earnings/(losses)	$6,922,868

(a)	Represents cost for federal income tax purposes and differs from the cost for financial purposes due to wash sales.
     There were no distributions paid during the years ended June 30, 2005 and 2004.

EXPENSE EXAMPLE
at June 30, 2005 (Unaudited)
As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/05 – 6/30/05).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.25% per the advisory agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by Gemini Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid*
	Account Value	Account Value	During Period
	1/1/05	6/30/05	1/1/05 – 6/30/05
Actual	$1,000.00	$1,006.10	$6.22
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.26

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders of
McCarthy Multi-Cap Stock Fund and the
Board of Trustees of Advisors Series Trust
Milwaukee, Wisconsin
We have audited the accompanying statement of assets and liabilities of McCarthy Multi-Cap Stock Fund (the “Fund”) formerly known as the McCarthy Fund, a series of shares of Advisors Series Trust, including the schedule of investments, as of June 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and the period August 6, 2001 to June 30, 2002. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of McCarthy Multi-Cap Stock Fund as of June 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and the period August 6, 2001 to June 30, 2002, in conformity with accounting principles generally accepted in the United States of America.
TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
July 22, 2005

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)
This chart provides information about the Trustees and Officers who oversee your Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.
INDEPENDENT TRUSTEES

Name, Age
Address		Number of
Position held with Fund	Trustee	Portfolios
Principal Occupation(s) and other	of Fund	Overseen in
Directorships during past five years	Since	Fund Complex*

Walter E. Auch, Born 1921	1997	1
2020 E. Financial Way
Glendora, CA 91741
Trustee
Management Consultant, formerly Chairman, CEO of Chicago
Board Options Exchange and former President of Paine Webber
Other Directorships: Nicholas-Applegate Funds, Citigroup, Pimco
Advisors LLP, Senele Group and UBS Capital Management

James Clayburn LaForce, Born 1928	2002	1
2020 E. Financial Way
Glendora, CA 91741
Trustee
Dean Emeritus, John E. Anderson Graduate School of Management,
University of California, Los Angeles.
Other Directorships: The Payden & Rygel Investment Group,
The Metzler/Payden Investment Group, BlackRock Funds,
Arena Pharmaceuticals, and Cancervax

Donald E. O’Connor, Born 1936	1997	1
2020 E. Financial Way
Glendora, CA 91741
Trustee
Financial Consultant, formerly Executive Vice President and Chief Operating
Officer of ICI Mutual Insurance Company (until January, 1997).
Other Directorships: The Forward Funds

George J. Rebhan, Born 1934	2002	1
2020 E. Financial Way
Glendora, CA 91741
Trustee
Retired; formerly President, Hotchkis and Wiley Funds (mutual funds)
from 1985 to 1993.
Trustee: E*Trade Funds

George T. Wofford III, Born 1939	1997	1
2020 E. Financial Way
Glendora, CA 91741
Trustee
Senior Vice President, Information Services, Federal Home Loan Bank
of San Francisco.
Other Directorships: None

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED) (Continued)
INTERESTED TRUSTEES AND OFFICERS

Name, Age
Address		Number of
Position held with Fund	Trustee	Portfolios
Principal Occupation(s) and other	of Fund	Overseen in
Directorships during past five years	Since	Fund Complex*

Eric M. Banhazl, Born 1957	1997	1
2020 E. Financial Way
Glendora, CA 91741
Interested Trustee, President
Senior Vice President, U.S. Bancorp Fund Services, LLC, the Fund’s
administrator (since July 2001); Treasurer, Investec Funds; formerly,
Executive Vice President, Investment Company Administration, LLC
(“ICA”) (The Fund’s former administrator).

Robert M. Slotky, Born 1947	N/A	N/A
2020 E. Financial Way
Glendora, CA 91741
Chief Compliance Officer, Vice President
Vice President, U.S. Bancorp Fund Services, LLC, the Fund’s
administrator (since July 2001); formerly Senior Vice President,
ICA (the Fund’s former administrator).

Rodney A. DeWalt, Born 1967	N/A	N/A
615 E. Michigan Street
Milwaukee, WI 53202
Secretary
Legal and Compliance Administrator, U.S. Bancorp Fund Services,
LLC (since January 2003); Thrivent Financial for Lutherans from
2000 to 2003; Attorney Private Practice, 1997 to 2000.

Douglas G. Hess, Born 1967	N/A	N/A
615 E. Michigan Street
Milwaukee, WI 53202
Treasurer
Vice President Compliance and Administration, U.S. Bancorp
Fund Services, LLC (since March 1997).

*	The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.

NOTICE TO SHAREHOLDERS
at June 30, 2005 (Unaudited)
How to Obtain a Copy of the Fund’s Proxy Voting Policies
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling (866) 811-0228 or on the SEC’s website at http://www.sec.gov.
How to Obtain a Copy of the McCarthy Multi-Cap Stock Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2005
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2005 is available without charge, upon request, by calling (866) 811-0228. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.
Quarterly Filings on Form N-Q
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Information included in the Fund’s Form N-Q is also available by calling (866) 811-0228.

Advisor
McCarthy Group Advisors, LLC
1125 South 103rd Street, Suite 250
Omaha, Nebraska 68124-6019
Distributor
Quasar Distributor, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Custodian
U.S. Bank, N.A.
425 Walnut Street M/L 6118
Cincinnati, Ohio 45202
Transfer Agent
Gemini Fund Services, LLC
4020 South 147th Street, Suite 2
Omaha, Nebraska 68137
Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103
Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, California 94105
This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.
Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.
A copy of the registrant’s Code of Ethics is filed herewith.
Item 3. Audit Committee Financial Expert.
The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.
Item 4. Principal Accountant Fees and Services.
The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed for the past two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2005	FYE 6/30/2004

Audit Fees	$13,800	$13,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,200	$2,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.
The following table indicates the non-audit fees billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity,

1

etc.—not sub-adviser) for the past two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2005	FYE 6/30/2004

Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.
Not applicable to open-end investment companies.
Item 6. Schedule of Investments.
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not applicable to open-end investment companies.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.
Not applicable to open-end investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
The registrant’s independent trustees serve as its nominating committee, however, they do not make use of a nominating committee charter. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.
Item 11. Controls and Procedures.
(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-

3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no significant changes in the Registrant’s internal controls over financial reporting that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.
         (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
         (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.
(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advisors Series Trust

By (Signature and Title)		/s/ Eric M. Banhazl

Eric M. Banhazl, President

Date:	9/6/2005
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eric M. Banhazl

Eric M. Banhazl, President

Date: 9/6/2005

By (Signature and Title)*	/s/ Douglas G. Hess

Douglas G. Hess, Treasurer

Date: 9/6/2005

* Print the name and title of each signing officer under his or her signature.